Exhibit 32.1

                               STEVEN MADDEN, LTD.
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the quarterly report of Steven Madden, Ltd. (the "Company") on Form 10-Q for the quarter ended June 30, 2005 (the "Report"), I, Jamieson A. Karson, Chairman and Chief Executive Officer of the Company, certify, pursuant to Section 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ JAMIESON A. KARSON
------------------------------------
Jamieson A. Karson
Chairman and Chief Executive Officer
November 9, 2005

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